                                                                   EXHIBIT 10.39

                                AMENDMENT NO. 1
                                      TO
                            JDN REALTY CORPORATION
                           1993 INCENTIVE STOCK PLAN


     THIS AMENDMENT NO. 1 TO JDN REALTY CORPORATION 1993 INCENTIVE STOCK PLAN (the "Amendment") is adopted effective as of the 8th day of November, 2000, by JDN Realty Corporation, a Maryland corporation (the "Company").

          WHEREAS, effective December 17, 1993, as amended and restated effective May 19, 1999, the Company established the JDN Realty Corporation Incentive Stock Plan (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan in accordance with
Section 10.6 of the Plan as set forth herein.

          NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date first written above, as follows:

          1.   Amendment to Plan.  The first sentence of section 6.2 of the Plan
               -----------------
is deleted in its entirety and replaced with the following:

               6.2 An Award shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement; provided, however, that unless otherwise provided in an Agreement, Awards granted to officers or directors subject to Section 16 of the Exchange Act shall not be exercisable, and restrictions on Restricted Stock shall not lapse, until at least six months after the Award is granted.

          2.   Definitions.  Unless otherwise defined herein, terms shall have
               -----------
the meanings ascribed to them in the Plan.

          3.   Governing Law.  The Amendment shall be construed in accordance
               -------------
with, and governed by, the laws of the State of Maryland.

          4.   Other Provisions.  Except as amended hereby, the Plan shall
               ----------------
remain unmodified and in full force and effect.

          IN WITNESS WHEREOF, the undersigned has adopted this Amendment No. 1 to JDN Realty Corporation 1993 Incentive Stock Plan on the day and year first above written.

                                    JDN REALTY CORPORATION


                                    By: /s/ Craig Macnab
                                    Title: Chief Executive Officer